SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

         Filed by the  registrant |X|

         Filed by a party other than the registrant |_|

         Check the  appropriate  box:

         |_|  Preliminary  proxy  statement

         |X|  Definitive  proxy  statement

         |_|  Definitive  additional  materials

         |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       The BlackRock 2001 Term Trust Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
- --------------------------------------------------------------------------------

                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
         |X|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),  or
              14a-6(j)(2).
         |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         |_| Fee computed on table below per Exchange Act Rules 14a-(i)(4) and 0-11.
         (1)  Title of each class of securities to which transaction applies:

                    Common Stock, par value $0.01 per share.
- --------------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transactions applies:
         142,010,583 shares of Common Stock, par value $0.01 per share.
- --------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                                       N/A
- --------------------------------------------------------------------------------

         (4)  Proposed maximum aggregate value of transaction:
                                       N/A
- --------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:

- --------------------------------------------------------------------------------

         (2)  Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

         (3)  Filing party:

- --------------------------------------------------------------------------------

         (4)  Date filed:

- --------------------------------------------------------------------------------




0155885.01-New York Server 1a                     Draft March 19, 1996 - 4:49 pm

                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM

                                919 THIRD AVENUE
                               NEW YORK 10022-3897
                                      ----

                                 (212) 735-3000
                               FAX: (212) 735-3000





                                                     April 1, 1996


Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, D.C.  20549

         Re:      Filing of Definitive Proxy Material for:  The
                  BlackRock 2001 Term Trust Inc.
                  ------------------------------------------

Dear Sirs:

                  On behalf of the Trust, we have enclosed for filing under the General Rules and Regulations of the Securities and Exchange Commission (the "Commission") promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act Rules"), the Investment Company Act of 1940 and the Rules promulgated thereunder (the "1940 Act Rules") eight copies of the definitive proxy statement of the Trust and form of proxy to be furnished to the Trust's shareholders and, pursuant to Schedule 14A, the information pertaining to each Trust. No filing fee is being paid because a fee in the amount of $125 pursuant to Item 22(a)(2) of Schedule 14 of the 1934 Act Rules was paid, on behalf of the Trust, upon filing of the preliminary proxy material on March 18, 1996.

                  Should  you  have  any   questions   or   require   additional
information regarding the foregoing, please contact the undersigned at (212) 735-2772 or Philip H. Harris at (212) 735-3805.

                  Kindly acknowledge receipt of this letter and the documents enclosed by date stamping the enclosed copy of this letter and returning it to our messenger.

                                            Very truly yours,


                                            Heather Cruz
                                            (not admitted to practice in NY)
Enclosures

cc:  Mr. David Wills

0155878.01-01S1a

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                     THE BLACKROCK INCOME TRUST INC. ("BKT")
        THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC. ("BNA")
                   THE BLACKROCK 1998 TERM TRUST INC. ("BBT")
                   THE BLACKROCK 1999 TERM TRUST INC. ("BNN")
                  THE BLACKROCK TARGET TERM TRUST INC. ("BTT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                                One Seaport Plaza
                            New York, New York 10292

             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                   THE BLACKROCK 2001 TERM TRUST INC. ("BLK")
                           1285 Avenue of the Americas
                            New York, New York 10019

                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
                             Two World Trade Center
                            New York, New York 10048
                                   ----------
                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                                   ----------
                            To Be Held on May 8, 1996

To the Stockholders of BRM, BFC, BRF, BLN, BKN, BCT, BMN, BBT, BNN, BTT, BAT, BQT, RAA, RFA, RNJ, RNY, BKT, BNA, BMT, BLK and BGT (collectively, the "Trusts"):

    The Joint Annual Meeting of Stockholders of the Trusts will be held at One Seaport Plaza, New York, New York on May 8, 1996 at 1:00 p.m. (New York Time) for the following purposes:

    1. With respect to BNA, to consider and act upon a proposal to broaden BNA's investment objective to permit investment in securities rated investment grade by a nationally recognized statistical rating organization while maintaining the investment objective to achieve high monthly income consistent with the preservation of capital;

    2. With respect to BBT, BNN, BTT, BAT, BQT, BLK, BRM, BFC, BRF, BLN, BMN, BMT, BGT and BCT, to modify the investment restriction prohibiting investing for the purpose of exercising control over the management of a company.

    3. With respect to BCT, BAT, RAA, RFA, RNJ, RNY and BGT, to elect two Directors and with respect to BRM, BLN, BFC, BRF, BKN, BMN, BBT, BNN, BTT, BQT, BLK, BMT, BKT and BNA, to elect three Directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

    4. To consider and act upon the ratification of the selection of Deloitte & Touche LLP as independent auditors of each of the Trusts for the fiscal year ending June 30, 1996 with respect to BLK, for the fiscal year ending October 31, 1996 with respect to BKN, BCT, RAA, RFA, RNJ, RNY, BKT and BNA and for the fiscal year ending December 31, 1996 with respect to BRM, BLN, BFC, BRF, BBT, BNN, BTT, BAT, BGT, BQT, BMN and BMT; and

    5. To transact such other business as may properly come before the meeting or any adjournments thereof.

    The Board of Directors of each Trust recommends that you vote "For" all the Proposals.

    We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

    The stock transfer books will not be closed, but in lieu thereof, the respective Boards of Directors has fixed the close of business on February 29, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                              By order of the respective Boards of Directors


                              Karen H. Sabath, Secretary

New York, New York
April 1, 1996


- --------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
- --------------------------------------------------------------------------------

              THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC.
              THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC.
         THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
             THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
            THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                         THE BLACKROCK INCOME TRUST INC.
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                       THE BLACKROCK 1998 TERM TRUST INC.
                       THE BLACKROCK 1999 TERM TRUST INC.
                      THE BLACKROCK TARGET TERM TRUST INC.
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
            THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
        THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                One Seaport Plaza
                            New York, New York 10292

                 THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC.
                       THE BLACKROCK 2001 TERM TRUST INC.
                           1285 Avenue of the Americas
                            New York, New York 10019

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                             Two World Trade Center
                            New York, New York 10048
                                   ----------
                              JOINT PROXY STATEMENT
                                   ----------
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 8, 1996

                                  INTRODUCTION

    This joint proxy statement is furnished in connection with the solicitation by the respective Boards of Directors or Trustees, as the case may be (the "Boards"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, (the "Meeting") of the Trusts to be held at One Seaport Plaza, New York, New York, on May 8, 1996 at 1:00 p.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Annual Meeting of

Stockholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies which instruct them to vote against the proposals. As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees and the term "Stockholders" shall include Shareholders where the use of the terms "Trustees" or "Shareholders" would otherwise be appropriate.

    The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each of the Trusts' stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting, so that his Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on each of the Proposals relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such a Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

    The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Dean Witter InterCapital Inc., Prudential Mutual Fund Management Inc., Princeton Administrators L.P. (formerly Middlesex Administrators L.P.,) Mitchell Hutchins Asset Management Inc. and BlackRock Financial Management, Inc. (the "Adviser") (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph, or mail. In addition, certain of the Trusts may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust. The Adviser is located at 345 Park Avenue, New York, New York 10154.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a stockholder abstains. Broker non-votes will be counted in favor of Proposals 3 and 4. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the Proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the applicable Trusts at the applicable address indicated above or by voting in person at the Meeting.

    Some proposals require more votes than others to be approved. With respect to each of the Trusts an affirmative vote of a simple majority of the shares present and voting at the meeting is necessary to ratify the selection of independent auditors. The affirmative vote of a plurality of the shares present is necessary to elect the director nominees. The lesser of (i) a majority of the outstanding shares or (ii) 67% of the shares voting at the Meeting if a quorum is present (a "Majority") is necessary to approve the change to the investment objective proposed for BNA and for Proposal 2 with respect to the change in investment restriction for BBT, BNN, BTT, BAT, BQT, BLK, BRM, BFC, BRF, BLN, BMN, BMT, BGT and BCT.

    The Board of each Trust knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

    The Board of each Trust has fixed the close of business on February 29, 1996, as the record date for the determination of stockholders of each Trust entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

    The holders of any Trust's Auction Rate Municipal Preferred Stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposals to elect Directors and ratify the independent accountants, except that the holders of any Trust's Auction Rate Municipal Preferred Stock, voting separately as a class, will elect two Directors. The two Directors that have been designated as representing the holders of each respective Trust's Auction Rate Municipal Preferred Stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal No. 3-Election of Directors," below).

    Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposals to be votged on by each Trust.

                ------------------------------------------------------
                            Vote on       Vote on     Vote on Class
                    Fund  Proposal 1    Proposal 2       Number
                ------------------------------------------------------
                    BRM                     Y             III
                ------------------------------------------------------
                    BFC                     Y             III
                ------------------------------------------------------
                    BRF                     Y             III
                ------------------------------------------------------
                    BLN                     Y             III
                ------------------------------------------------------
                    BKN                                   III
                ------------------------------------------------------
                    BCT                     Y             II
                ------------------------------------------------------
                    BMN                     Y             I
                ------------------------------------------------------
                    BBT                     Y             I
                ------------------------------------------------------
                    BNN                     Y             III
                ------------------------------------------------------
                    BTT                     Y             III
                ------------------------------------------------------
                    BAT                     Y             II
                ------------------------------------------------------
                    BQT                     Y             I
                ------------------------------------------------------
                    RAA                                   II
                ------------------------------------------------------
                    RFA                                   II
                ------------------------------------------------------
                    RNJ                                   II
                ------------------------------------------------------
                    RNY                                   II
                ------------------------------------------------------
                    BKT                                   I
                ------------------------------------------------------
                    BNA      Y                            I
                ------------------------------------------------------
                    BMT                    Y              I
                ------------------------------------------------------
                    BLK                    Y              III
                ------------------------------------------------------
                    BGT                    Y              II
                ------------------------------------------------------

    At the close of business on February 29, 1996, BRM had outstanding 27,207,093 shares of Common Stock, par value $0.01 per share and 8,240 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLN had outstanding 11,257,093 shares of Common Stock, par value $0.01 per share and 3,420 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BFC had outstanding 10,407,093 shares of Common Stock, par value $0.01 per share and 3,120 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BRF had outstanding 8,707,093 common shares of beneficial interest, par value $0.01 per share and 2,640 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, BKN had outstanding 16,707,093 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BCT had outstanding 2,957,093 shares of Common Stock, par value $0.01 per share, BMN had outstanding 45,410,639 shares of Common Stock, par value $0.01 per share and 9,000 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BBT had outstanding 58,660,527 shares of Common Stock, par value $0.01 per share, BNN had outstanding 21,610,583 shares of Common Stock, par value $0.01 per share, BTT had outstanding 95,460,639 shares of Common Stock, par value $0.01 per share, BAT had outstanding 9,510,667 shares of Common Stock, par value $0.01 per share, BQT had outstanding 36,810,639 shares of Common Stock, par value $0.01 per share, RAA had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RFA had outstanding 1,127,093 common shares of beneficial interest, par value $0.01 per share and 340 Auction Rate Municipal Preferred Shares of beneficial interest, liquidation preference $25,000 per share, RNJ had outstanding 1,007,093 shares of Common Stock, par value $0.01 per share and 300 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, RNY had outstanding 1,307,093 shares of Common Stock, par value $0.01 per share and 392 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BMT had outstanding 25,885,639 shares of Common Stock, par value $0.01 per share and 5,200 shares of Auction Rate Municipal Preferred Stock, liquidation preference $25,000 per share, BLK had outstanding 142,010,583 shares of Common Stock, par value $0.01 per share, BKT had outstanding 62,849,878 shares of Common Stock, par value $0.01 per share, BNA had outstanding
36,207,093 shares of Common Stock, par value $0.01 per share. BGT had outstanding 57,510,639 shares of Common Stock, par value $0.01 per share. For each Trust, the class or classes of stock listed above are the only authorized class or classes of stock.

    The principal executive offices of BRM, BLN, BFC, BRF, BCT and BKN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BMN, BBT, BNN, BTT, BAT, BQT, RAA, RFA, RNJ, RNY, BKT and BNA are located at One Seaport Plaza, New York, New York 10292, the principal executive offices of BGT are located at Two World Trade Center, New York, New York 10048, and the principal executive offices of BMT and BLK are located at 1285 Avenue of the Americas, New York, New York 10019. The enclosed proxy or proxies and this proxy statement are first being sent to the Trusts' stockholders on or about March 25, 1996.

    Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

    As of February 29, 1996, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust, except that 184,750 of the outstanding common shares of RAA (or 18.34% of the outstanding common shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorensen, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030.

                                 PROPOSAL NO. 1.

          TO BROADEN BNA'S INVESTMENT OBJECTIVE TO PERMIT INVESTMENT IN
                        SECURITIES RATED INVESTMENT GRADE
           BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION

    The current objective of BNA is to invest in high grade securities to achieve high monthly income consistent with preservation of capital. BNA invests at least 65% of its assets in Government securities and maintains approximately two-thirds of its assets in Canadian dollar denominated securities.

    The proposed change would permit BNA to expand the eligible investments to securities rated at least Investment Grade (BBB) by a nationally recognized statistical rating agency. This change will permit BNA to expand the available range of eligible Canadian Government investments and to maintain its current exposure to Government securities and Canadian dollar denominated securities. If a security has a "split rating: i.e., one that is rated differently by two nationally recognized statistical rating organizations, the Trust may invest in such security so long as one of the nationally recognized statistical rating organizations rates such security investment grade.

    The following table outlines the proposed change to BNA's investment objective.*

- -----------------------------------------------------------------------------------------------
Name of
 Trust       Current Investment Objective                  Proposed Investment Objective
- -----------------------------------------------------------------------------------------------
          To manage a portfolio of high grade         To manage a portfolio of investment
          securities to achieve high monthly          grade securities to achieve high monthly
 BNA      income consistent with the preservation     income consistent with the preservation
          of capital.                                 of capital.
- -----------------------------------------------------------------------------------------------

*"High Grade" refers to securities in the three highest rating categories; "Investment Grade" refers to securities in the four highest rating categories.

    The Board of Directors of BNA recommends that its stockholders approve broadening BNA's investment objective to permit investment in securities rated investment grade by a nationally recognized statistical rating organization.

    It is important to note that the Board of Directors of BNA and the Adviser believe that BNA can meet its objective of providing high monthly income without this additional flexibility and that these proposed changes do not reflect a concern about the ability to meet BNA's investment objective; rather, the Board and the Adviser believe that shareholders will benefit from an expansion of the available range of eligible investments in which BNA can invest.

    In light of the recent changes that have been affecting the Canadian fixed income markets, the Board of Directors of BNA has had discussions with the Adviser about how BNA could continue to take advantage of the investment opportunities in Canada. The outcome of these discussions has been the recommendation that stockholders consider approval of a change in the investment objective which would add flexibility to the investment guidelines, allowing BNA to invest in all investment grade fixed income securities in addition to the high grade securities currently permitted.

Recent Market Developments

    There are ten Canadian provinces, each of which seeks to maintain a credit rating by a nationally recognized statistical rating organization. The following table provides a listing of each province along with its rating as of February 29, 1996.

                                    S&P              Moody's
                                    ---              -------

     Alberta                       AA                  Aa2
     British Columbia              AA+                 Aa2
     Manitoba                      A+                  A1
     New Brunswick                 AA-                 A1
     Newfoundland                  BBB+                Baa1
     Nova Scotia                   A-                  A3
     Ontario                       AA                  Aa3
     Quebec                        A+                  A2
     Saskatchewan                  BBB                 A3
     Prince Edward Island          N/R                 A3

    While the current investment guidelines of the Trust preclude investment in securities rated below "A", the Adviser believes that the Trust could benefit from being able to invest in fixed income securities issued by each of the Canadian provinces, including those rated below "A". The benefits for shareholders from the broadened investment authority could include greater diversification in the Trust's Canadian government securities investments, the continued ability to maintain the Trust's current objective of two-thirds investment in Canadian securities and the ability to earn additional income through investments in securities rated "BBB" in both Canada and the United States.

    If broadened investment authority is obtained the Adviser will continue to maintain overall diversification in BNA to limit the credit risk in the fund. If a security owned by BNA is downgraded below either BBB- by S&P or Baa3 by Moody's the adviser will monitor such security and determine whether to sell it based on the factors it considers relevant, such as the size of the investment, whether a gain or loss will result, relative risk to BNA, market conditions and any other relevant factors. In addition, as a direct subsidiary of PNC Bank, N.A. ("P.N.C.") the Adviser will continue to have access to PNC's credit research team which will supplement the Adviser's credit analysis process.

Definitions of Rating Categories

    Securities rated in the four highest long-term rating categories by Standard & Poor's Corporation ("S&P") and Moody's Investors Service Inc. ("Moody's") are considered to be "investment grade" while securities in categories below investment grade are considered "speculative". S&P's fourth highest long-term rating category is "BBB", with BBB- being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns a "BBB" rating to securities "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal that is extremely strong." Publications of Moody's indicate that it assigns a "Baa" rating to securities that "are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk." The process of determining ratings for mortgage-backed securities, asset-backed securities and corporate debt securities by S&P and Moody's included consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of any guarantor, the business sector of the issuer, business and financial risks of the issuer, management evaluation, capital structure, cash flows, regulatory considerations, other risks if any, the structural, legal and tax aspects associated with such securities and other relevant criteria.

    Although broadening BNA's ability to invest in securities rated investment grade presents some credit risk including the risk of default to BNA, the Board of BNA and the Adviser believe that they will be able to manage BNA's assets so that BNA will not realize losses which are not offset by gains over the life of BNA. In order to continuously monitor BNA's credit exposure, the Board of BNA and the Adviser will regularly determine appropriate diversification requirements.

    After consideration of the above, and such other factors and information as they deemed relevant, the Board of Directors of BNA, including the Board members who are not interested persons (as such term is defined by the Investment Company Act of 1940, as amended), unanimously recommends that you vote "FOR" this proposal to broaden the investment objective of BNA. This proposal must be approved by the lesser of a majority of the outstanding shares of BNA or 67% of the shares voting at the meeting if a quorum is present. We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

                                 PROPOSAL NO. 2
 TO MODIFY BBT, BNN, BTT, BLK, BGT, BQT, BAT, BCT, BMN, BRM, BRF, BFC, BLN and BMT's INVESTMENT RESTRICTION ON INVESTING FOR THE PURPOSE OF EXERCISING CONTROL
                        OVER THE MANAGEMENT OF A COMPANY

     The investment objective of each of these Trusts is to manage a portfolio of fixed income securities and return its initial public offering price per share to investors on a specified future termination date while providing high monthly income (see below). The Adviser acts as the investment advisor to each Trust. Each Trust will seek to return its initial public offering price per share to investors by preserving capital through the active management of its portfolio, and by retaining income from its portfolio securities. In addition, the

Adviser manages each Trust's assets so as to cause the dollar weighted average maturity of each Trust's portfolio to shorten over time in relation to the remaining term of a Trust. Each Trust, its dates of commencement and termination and the amount per share to be returned to investors on or about the termination date is listed below.

                                                                     Amount Per Share to be returned on
          Commencement                   Termination                     or about the Termination Date
Trust         Date                          Date                           ("Distribution Payment")
- -----     ------------                   -----------                 -----------------------------------

BBT      April 30, 1991      On or shortly before December 31, 1998                   $10

BNN    December 23, 1992          On or about December 31, 1999                       $10

BTT    November 25, 1988     On or shortly before December 31, 2000                   $10

BLK     August 27, 1992           On or about June 30, 2001                           $10

BGT    December 28, 1990     On or shortly before December 31, 2002                   $10

BQT     April 30, 1992            On or about December 31, 2004                       $10

BAT     April 27, 1990       On or shortly before December 31, 2005                   $10

BCT     June 25, 1993             On or about December 31, 2009                       $15

BMN   September 27, 1991          On or about December 31, 2006                       $10

BRM   September 25, 1992          On or about December 31, 2008                       $15

BRF   September 25, 1992          On or about December 31, 2008                       $15

BFC   September 25, 1992          On or about December 31, 2008                       $15

BLN   September 25, 1992          On or about December 31, 2008                       $15

BMT   February 28, 1992           On or about December 31, 2010                       $10

Termination Strategy

    Each Trust is currently subject to an investment restriction that prohibits the Trust from investing for the purpose of exercising control over the management of any company (except, in the case of Trusts investing in taxable securities, collateralized mortgage obligation issuers). The Board of Directors believes that a technical modification to this restriction would enhance the ability of the Trusts to manage their income, tax and distribution strategies to seek to meet their investment objective of returning the initial offering price in cash at termination. As amended, the restriction would add an exception to permit each Trust to control a portfolio subsidiary. This will enable any of these Trusts to form an identical investment company to which it would contribute all or substantial portion of its assets. The use of a portfolio subsidiary can enhance the ability of these Trusts to return their initial offering price in a single cash payment rather than multiple payments, by enhancing the ability of the Trusts to retain over their terms the amounts of income envisioned by their investment objectives. This change will not permit the Trust to invest in any other types of securities for the purpose of exercising control. As in the past, the Trust will not invest in stocks or bonds of companies to take control and make management decisions in another company. Rather, the change will simply enable each Trust to hold indirectly through a portfolio subsidiary some or all of the fixed income securities it would otherwise be able to hold directly.

    The Board of Directors of each Trust believes that obtaining this flexibility is important to the stockholders and recommends that stockholders vote "FOR" the proposal. This proposal must be approved by the lesser of a majority of the outstanding shares of each Trust listed above or by 67% of the shares voting at the meeting if a quorum is present.

                                 PROPOSAL NO. 3.

                              ELECTION OF DIRECTORS

    With respect to BAT, BGT, BCT, RAA, RFA, RNJ and RNY, at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BNN, BTT, BLK, BRM, BLN, BFC, BRF and BKN, at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BBT, BQT, BMN, BMT, BKT and BNA, at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. There are only two nominees with respect to BAT, BGT, BCT, RAA, RFA, RNJ and RNY and only three nominees with respect to BBT, BQT, BNN, BTT, BLK, BRM, BLN, BFC, BRF, BKN, BMN, BKT, BNA and BMT because each Trust's Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent meetings of stockholders. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting is required to elect the nominees representing the common stock and for each Trust with a class of Auction Rate Municipal Preferred Stock, the affirmative vote of a plurality of the Auction Rate Municipal Preferred Stock shares present at the Meeting is required to elect any nominees representing the Auction Rate Municipal Preferred Stock. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of each Trust recommends that you vote "FOR" the nominees.

    The respective Boards of Directors of the Trusts know of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the respective Boards of Directors may recommend.

    Certain information concerning the nominees for each of the Trusts is set forth below. All of the nominees are currently Directors of each of the Trusts and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and with respect to BNA, BBT, BTT, BAT, BGT, BMN and BMT, James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992. In addition to each of the directorships listed below, Messrs. Fink and Grosfeld serve as directors of BlackRock Fund Investors I, BlackRock Fund Investors II, BlackRock Fund Investors III and BlackRock Asset Investors (collectively, "BAI"). Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts and the Adviser is 345 Park Avenue, New York, New York 10154.

                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
- ------------                           --------------------------                            --------   -----------
Andrew F. Brimmer            President  of  Brimmer  &  Company,   Inc.,  a         BKT        150         (1)
4400 MacArthur Blvd.,        Washington,  D.C.-based  economic  and  finan-
N.W. Suite 302               cial consulting  firm.  Formerly member of the
Washington, DC 20007         Board  of  Governors  of the  Federal  Reserve
  Age: 69                    System.  Director,  Airbourne  Express,  Bank-
Class III (**)               America  Corporation  (Bank of America),  Carr
                             Realty  Corporation,  College Retirement Equi-
                             ties Fund (Trustee), E.I. du Pont de Nemours &
                             Company,    Gannett   Company    (publishing),
                             Navistar International Corporation (truck man-
                             ufacturing) and PHH Corporation (car leasing).

Richard E. Cavanagh          President and Chief  Executive  Officer of The         BKN        500         (1)
845 Third Avenue             Conference Board, Inc., a leading global busi-         BKT        500
New York, NY 10022           ness membership organization. Former Executive
  Age: 49                    Dean  of  the  John  F.   Kennedy   School  of
Class I (**)                 Government   at   Harvard    University   from
                             1988-1995. Acting Director, Harvard Center for
                             Business  and  Government  (1991-1993).   For-
                             merly Partner  (principal)  of McKinsey & Com-
                             pany,  Inc.   (1980-1988).   Former  Executive
                             Director  of Federal  Cash  Management,  White
                             House   Office  of   Management   and   Budget
                             (1977-1979).   Co-author,   The  Winning  Per-
                             formance  (best selling  management  book pub-
                             lished  in  13  national  editions.)  Trustee,
                             Wesleyan University.

Kent Dixon                   Consultant/Investor.   Former   President  and         BKT     24,000         (1)
9495 Blind Pass Road         Chief  Executive  Officer  of  Empire  Federal         BNA      1,500
Unit #602                    Savings  Bank of America and Banc PLUS Savings         BTT      1,000
St. Petersburg, FL 33706     Association,  former  Chairman  of the  Board,
  Age: 58                    President  and  Chief  Executive   Officer  of
Class III (**)               Northeast  Savings.  Former  Director  of ISFA
                             (the  owner of INVEST,  a national  securities
                             brokerage   service  designed  for  banks  and
                             thrift institutions).

                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
- ------------                           --------------------------                            --------   -----------
Frank J. Fabozzi             Consultant. Editor of The Journal of Portfolio                                (1)
858 Tower View Circle        Management and Adjunct Professor of Finance at
New Hope, PA 18938           the School of  Organization  and Management at
  Age: 47                    Yale  University.  Director,  Guardian  Mutual
Class II (**)                Funds  Group.  Author  and  editor of  several
                             books on fixed  income  portfolio  management.
                             Visiting  Professor of Finance and  Accounting
                             at the  Sloan  School  of  Management,  Massa-
                             chusetts  Institute of Technology from 1986 to
                             August 1992.

Laurence D. Fink*            Chairman  and Chief  Executive  Officer of the         BKT     16,680
  Age: 43                    Adviser.  Formerly  Managing  Director  of The         BTT     15,777
Class III (**)               First Boston  Corporation,  member of its Man-         BQT        630         (1)
                             agement  Committee,  co-head  of  its  Taxable
                             Fixed  Income  Department,  and  head  of  its
                             Mortgage  and  Real  Estate   Products  Group.
                             Chairman  of the Board of each of the  Trusts.
                             Trustee, New York University Medical Center.

James Grosfeld               Consultant/Investor.  Formerly Chairman of the         BKT        100         (1)
20500 Civic Center Drive     Board and  Chief  Executive  Officer  of Pulte
Suite 3000                   Corporation (homebuilding and mortgage banking
Southfield, MI 48076         and finance) (May 1974-April 1990).
  Age: 58
Class I (**)

James Clayburn LaForce, Jr.  Dean  Emeritus of The John E.  Anderson  Grad-                                (1)
P.O. Box 1595                uate School of Management, University of Cali-
Pauma Valley, CA 92061       fornia since July 1, 1993. Director, Eli Lilly
  Age: 67                    and Company (pharmaceuticals), Imperial Credit
Class  I  (**)               Industries  (mortgage  banking),  Jacobs Engi-
                             neering Group,  Inc.,  Rockwell  International
                             Corporation,  Payden & Krygel Investment Trust
                             (mutual fund),  Provident  Investment  Counsel
                             Funds (investment  companies),  Timken Company
                             (roller bearing and steel). Acting Dean of The
                             School of Business,  Hong Kong  University  of
                             Science and Technology 1990-1993. From 1978 to
                             September  1993,  Dean of The John E. Anderson
                             Graduate  School of Management,  University of
                             California.

                                                                                              Trust        % of
                                        Principal Occupations or                              Shares      Shares
Name and Age                           Employment in Past 5 Years                            Owned(*)   Outstanding
- ------------                           --------------------------                            --------   -----------
Ralph L. Schlosstein*        President  of the Adviser.  Formerly  Managing         BKT         7,000
  Age: 45                    Director of Shearson  Lehman  Hutton Inc.  and         BNA         1,500
Class II (**)                co-head   of   its    Mortgage   and   Savings         BTT         1,000      (1)
                             Institutions  Group.  President of each of the
                             Trusts.  Trustee Denison University,  Director
                             of  the  Fund  for  New   York   City   Public
                             Education,  Member Visiting Board of Overseers
                             of the John F. Kennedy School of Government at
                             Harvard University.

- --------------
    (1)  Less than 1%.
    (*)  If the Trust is not listed the Director does not own any shares of the Trust.
    (**) Only Class II Directors  are being  elected by BAT, BGT, BCT, RAA, RFA, RNJ and RNY.  Only Class III
Directors are being elected by BNN, BTT, BLK, BRM, BLN,  BFC, BRF and BKN.  Only Class I Directors  are being elected by BBT, BQT, BMN, BMT, BKT and BNA.

    All Directors and officers as a group owned less than 1% of the shares of each of the Trusts as of February 29, 1996. Each Trust has an executive committee composed of Messrs. Fink and Schlosstein.

    None of the Trusts has a compensation or nominating committee of the Board of Directors, or committees performing similar functions. Each of the Trusts has an audit committee composed of all the Directors who are not interested persons of such Trust or the Adviser (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BLK, there was one meeting of the audit committee held between July 1, 1994 and June 30, 1995. With respect to BNN, BBT, BTT, BAT, BGT, BQT, BRM, BLN, BFC, BRF, BMN and BMT, there were two meetings of the audit committee held between January 1, 1995 and December 31, 1995. With respect to BKT, BNA, BCT, BKN, RAA, RNJ, RNY and RFA, there were two meetings of the audit committee held between November 1, 1994 and October 31, 1995. With respect to each of the Trusts, all members attended at least 75% of the meetings.

    Seven meetings of the Board of Directors of BLK were held between July 1, 1994 and June 30, 1995. Eight meetings of the Boards of Directors of BBT, BNN and BGT were held between January 1, 1995 and December 31, 1995. Six meetings of the Board of Directors of BCT were held between November 1, 1994 and October 31, 1995. Seven meetings of the Boards of Directors of BTT, BAT, BQT, BRM, BLN, BFC, BRF, BMN and BMT were held between January 1, 1995 and December 31, 1995. Seven meetings of the Board of Directors of RAA, RFA, RNJ and RNY were held between November 1, 1994 and October 31, 1995. Eight meetings of the Board of Directors of BKN, and six meetings of the Boards of Directors of BKT and BNA were held between November 1, 1994 and October 31, 1995. With respect to each of the Trusts, all Directors attended at least 75% of the meetings.

    In addition to Messrs. Fink and Schlosstein all the following executive officers, except Messrs. Amero, Mahoney and Klingert, hold the same position with each of the Trusts and have done so since that Trust's commencement of operations (unless otherwise indicated). With respect to Mr. Amero and Mr. Mahoney, of the Trusts, they are officers of BCT, BBT, BNN, BTT, BAT, BQT, BLK, BGT, BKT and BNA only. With respect to Mr. Klingert, of the Trusts, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY and BMT only.

Name and Age                     Title                 Other Principal Occupations in Past 5 Years
- ------------                     -----                 -------------------------------------------
Scott Amero                Vice President         Managing  Director of the Adviser since February 1995.
  Age: 32                                         From 1985 to 1990 Vice  President  at The First Boston
                                                  Corporation in the Fixed Income Research Department.

Keith T. Anderson          Vice President         Managing  Director of the Adviser.  From February 1987
  Age: 36                                         to April  1988  Vice  President  at The  First  Boston
                                                  Corporation in the Fixed Income Research Depart- ment.
                                                  Previously Vice President and Senior Portfolio Manager
                                                  at Criterion Investment Management Company.

Michael C. Huebsch         Vice President         Managing  Director of the  Adviser.  From July 1985 to
  Age: 37                                         January  1989  Vice  President  at  The  First  Boston
                                                  Corporation in the Fixed Income Research Department.

Robert S. Kapito           Vice President         Managing  Director  and Vice  Chairman of the Adviser.
  Age: 39                                         Formerly Vice  President at The First Boston  Corpora-
                                                  tion in the Mortgage Products Group.

Henry Gabbay               Treasurer              Managing  Director and Chief Operating  Officer of the
  Age: 48                                         Adviser.  From  September  1984 to February  1989 Vice
                                                  President at The First Boston Corporation.

Kevin Klingert             Vice President         Managing  Director of the Adviser.  From March 1985 to
  Age: 33                                         October  1991  Assistant  Vice  President  at  Merrill
                                                  Lynch,  Pierce,  Fenner & Smith in the Unit Investment
                                                  Trust Department.

James Kong                 Assistant Treasurer    Managing  Director of the Adviser.  From April 1987 to
  Age: 35                                         April 1989  Assistant  Vice President at the The First
                                                  Boston  Corporation  in  the  CMO/ABO   Administration
                                                  Department.   Previously   affiliated  with  Deloitte,
                                                  Haskins & Sells (now Deloitte & Touche LLP).

Name and Age                     Title                 Other Principal Occupations in Past 5 Years
- ------------                     -----                 -------------------------------------------
Kevin J. Mahoney           Assistant Treasurer    Associate of the Adviser.  Previously  affiliated with
  Age: 30                                         Price Waterhouse L.L.P.

Karen H. Sabath            Secretary              Managing  Director of the  Adviser.  From June 1986 to
  Age: 30                                         July 1988 Associate at The First Boston Corporation in
                                                  the Mortgage Finance  Department.  From August 1988 to
                                                  December  1992   Associate,   Vice  President  of  the
                                                  Adviser.

Richard Shea, Esq.         Vice President/Tax     Principal  of  the  Adviser.  From  December  1988  to
  Age: 36                                         February  1993 Tax Counsel at  Prudential  Securities,
                                                  Inc.  From  August  1984 to  December  1988 Senior Tax
                                                  Specialist at Lavanthol & Horwath.

                                  REMUNERATION

    The   following   table  sets  forth  certain   information   regarding  the
compensation of the Fund's directors and officers.

                                                                      Total Compensation
                                     Aggregate Compensation          from the Fund Complex
Name of Person and Position             from the Trusts          Paid to Directors and Officers*
- ---------------------------          ----------------------      -------------------------------
Andrew R. Brimmer ..................        $140,000                      $140,000(21)
Richard E. Cavanagh ................        $160,000                      $160,000(21)
Kent Dixon .........................        $140,000                      $142,500(22)
Frank J. Fabozzi ...................        $160,000                      $162,500(22)
James Grosfeld .....................        $160,000                      $195,000(26)
James Claybourne LaForce, Jr. ......        $160,000                      $160,000(21)

- ----------
*Represents the total compensation paid to such persons during the calendar year ended December 31, 1995 by investment companies (including the Trust) from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies.

    The attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Trusts held on a single day does not exceed $20,000 for any Director. The $6,000 per annum fee for serving on each Board is also reduced proportionately, based on each respective Trust's net assets. For BLK, fees of $73,500 were accrued by the Trust between July 1, 1994 and June 30, 1995. For BBT, BNN, BTT, BAT, BGT, BQT, BRM, BLN, BFC, BRF, BMN and BMT fees of $72,000, $62,400, $72,000, $21,000, $77,862, $72,000,
$60,000,  $40,000,  $35,000,  $28,000, $72,000 and $56,392,  respectively,  were accrued by each Trust from January 1, 1995 to December 31, 1995. For BCT, RAA, RFA, RNJ, RNY, BKN, BKT and BNA fees of $16,116, $12,000, $12,000, $12,000,
$12,000, $51,000, $76,500 and $56,000, respectively, were accrued from November 1, 1994 to October 31, 1995. None of the Directors received any pension or retirement benefits. None of the ten officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Amero, Anderson, Huebsch, Kapito, Gabbay, Klingert, Kong, Mahoney, Shea and Ms. Sabath, officers and/or Directors of the Trusts, are also affiliated with the Adviser. They receive compensation from the Adviser although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to that particular Trust's operations.

    The Board of Directors of each Trust recommends that you vote "FOR" the nominees. The affirmative vote of a plurality of the shares present is necessary to elect the director nominees.

                                 PROPOSAL NO. 4.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each of the Trusts' Board of Directors, including a majority of the Independent Directors, by vote cast in person subject to ratification by the stockholders at the Meeting to audit the accounts of each of the Trusts for and during each Trusts' fiscal year ending in 1996. None of the Trusts know of any direct or indirect financial interest of D&T in the Trusts.

    Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

    The affirmative vote of a simple majority of shares present and voting at the meeting is required to ratify the selection of D&T.

    The Board of Directors of each Trust recommends that you vote "FOR" the ratification of the selection of independent auditors. An affirmative vote of a simple majority of the shares present and voting is necessary to ratify the selection of independent auditors.

                             ADDITIONAL INFORMATION
                               INVESTMENT ADVISER

    The Adviser was founded in April 1988 by Laurence D. Fink and Ralph L. Schlosstein. The Adviser is a subsidiary of PNC Asset Management Group,which is a division of PNC Bank, the nation's eleventh largest banking organization. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

    The executive officers of the Adviser are:

          Name                            Position
          ----                            --------
          Laurence D. Fink                Chairman and Chief Executive Officer
          Ralph L. Schlosstein            President
          Robert S. Kapito                Vice Chairman
          Henry Gabbay                    Chief Operating Officer

Messrs. Fink and Schlosstein are officers and Directors, and Messrs. Gabbay and Kapito are officers of the Trusts.

                              FINANCIAL STATEMENTS

    Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of each of the Trusts must be received by October 15, 1996 to be included in the proxy statement and the form of proxy relating to that meeting as the Trust expects that the 1997 Annual Meeting will be held in May of 1997.

                                  OTHER MATTERS

    The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

    All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                        Very truly yours,


                                        LAURENCE D. FINK
                                        Chairman and Chief Executive Officer

                                        RALPH L. SCHLOSSTEIN
                                        President

April 1, 1996

                                      PROXY
                                  The BlackRock
                              2001 Term Trust Inc.
                                  Common Stock

          This Proxy Is Solicited on behalf of the Board of Directors.

The undersigned hereby appoints Karen H. Sabath, Robert S. Kapito and Henry Gabbay as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of The BlackRock 2001 Term Trust Inc. (the "Trust") held of record by the undersigned on February 29, 1996 at the Annual Meeting of stockholders of the Trust to be held on May 8, 1996 or any adjournments therof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted For Proposals 1, 2, 3 and 4.

Comments/Address Change: -------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Please mark boxes in blue or black ink.  Date and Return the Proxy Card Promptly using the Enclosed Postage Paid Envelope.





Left Col.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                        For         Against         Abstain
1.) To consider and act upon  a       [     ]       [     ]         [     ]
    proposal   to  modify   the
    Trust's          investment
    restriction   on  investing
    for    the    purpose    of
    exercising control over the
    management of a company.


- --------------------------------------------------------------------------------


                                  REGISTRATION


- --------------------------------------------------------------------------------

                                                      --------------------------
   Please be sure to sign and date this Proxy.         Date
- --------------------------------------------------------------------------------



- ----Shareholder sign here------------------------Co-owner sign here-------------




Right Col.

                                                          With-       For All
                                             For          hold         Execpt
2.) Election of Directors.                 [     ]       [     ]       [     ]

               Andrew F. Brimmer, Kent Dixon and Laurence D. Fink

    Instruction: To withhold authority for any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

                                        For         Against         Abstain
3.) To  consider  and act  upon       [     ]       [     ]         [     ]
    the   ratification  of  the
    selection   of  Deloitte  &
    Touche,  as auditors of the
    Trust   for   the   Trust's
    fiscal  year ended June 30,
    1996.

                                       For          Against         Abstain
4.) To   transact   such  other       [     ]       [     ]         [     ]
    business  as  may  properly
    come  before the meeting or
    any adjournments thereof.


    Mark box at right if comments or address change have      [     ]
    been noted on the reverse side of this card.

                      RECORD DATE SHARES: